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                        The Prudential Series Fund, Inc.
                   Diversified Conservative Growth Portfolio

                         Prospectus dated May 1, 2002
                       Supplement dated November 21, 2002
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   Effective November 20, 2002, RS Investment Management, LP ('RS Investments'),
will replace Franklin Advisors, Inc. as subadviser to the Diversified Conservative Growth Portfolio.

   The following replaces the discussion in the section of the prospectus titled 'How the Fund is Managed-- Portfolio Managers:'

   RS Investments is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of September 30, 2002, the firm manages approximately $4 billion, which include a family of no-load mutual funds and institutional separate accounts. The principal office of RS Investments is at 388 Market St., Suite 1700, San Francisco, California 94111.

   Bill Wolfenden, a principal of RS Investments and lead portfolio manager of the firm's small-cap growth separate accounts, manages the RS Investments portion of the Diversified Conservative Growth Portfolio. Prior to joining RS Investments, he was at Dresdner RCM Global Investors since 1994 where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.